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EXHIBIT C - Form I
                                   CRANE CO.
                        EMPLOYMENT/SEVERANCE AGREEMENT
                                (Revised 3/95)

          AGREEMENT by and between CRANE CO., a Delaware corporation (the
"Company"), and 1~ (the "Employee"), dated as of the    day of      , 1995.

          The Board of Directors of the Company (the "Board"), on the advice of its Organization and Compensation Committee, has determined that it is in the best interests of the Company and its shareholders to assure that the Company will have the continued dedication of the Employee, notwithstanding the possibility, threat, or occurrence of a Change of Control (as defined below) of the Company. The Board believes it is imperative to diminish the inevitable distraction of the Employee by virtue of the personal uncertainties and risks created by a pending or threatened Change of Control, to encourage the Employee's full attention and dedication to the Company currently and in the event of any threatened or pending Change of Control, and to provide the Employee with compensation arrangements upon a Change of Control which provide the Employee with individual financial security and which are competitive with those of other corporations and, in order to accomplish these objectives, the Board has caused the Company to enter into this Agreement.

          NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

          l.  Certain Definitions.
              -------------------

               (a) The "Effective Date" shall be the first date during the "Change of Control Period" (as defined in Section l(b)) on which a Change of Control occurs. Anything in this Agreement to the contrary notwithstanding, if the Employee's employment with the Company is terminated prior to the date on which a Change of Control occurs, and it is reasonably demonstrated that such termination (l) was at the request of a third party who has taken steps reasonably calculated to effect a Change of Control or (2) otherwise arose in connection with or anticipation of a Change of Control, then for all purposes of this Agreement the "Effective Date" shall mean the date immediately prior to the date of such termination.

               (b) The "Change of Control Period" is the period commencing on the date hereof and ending on the earlier to occur of (i) the third anniversary of such date or (ii) the first day of the month next following the Employee's normal retirement date ("Normal Retirement Date") under Crane Co.'s Pension Plan for Non Bargaining Employees effective January 1, 1985 or under that retirement plan of a subsidiary of the Company in which the Employee is a participant, or any successor retirement plan (the "Retirement Plan");
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provided, however, that commencing on the date one year after the date hereof,
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and on each annual anniversary of such date (such date and each annual anniversary thereof is hereinafter referred to as the "Renewal Date"), the Change of Control Period shall be automatically extended so as to terminate on the earlier of (x) three years from such Renewal Date or (y) the first day of the month coinciding with or next following the Employee's Normal Retirement Date, unless at least 60 days prior to the Renewal Date the Company shall give notice that the Change of Control Period shall not be so extended.

          2.  Change of Control.  For the purpose of this Agreement, a "Change
              -----------------
of Control" shall mean:

               (i) The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, but excluding, for this purpose, any such acquisition by the Company or any of its subsidiaries, or any employee benefit plan (or related trust) of the Company or its subsidiaries, or the Crane Fund, a charitable trust under the laws of the State of Illinois, or any corporation with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by substantially the same individuals and entities who were the beneficial owners, respectively, of the common stock and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be; or

               (ii) Individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office
                                       2

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is in connection with an actual or threatened election contest relating to the election of the Directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

               (iii) Approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which substantially the same individuals and entities who were the respective beneficial owners of the common stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or a complete liquidation or dissolution of the Company or of the sale or other disposition of all or substantially all of the assets of the Company.

          3.  Employment Period.  The Company hereby agrees to continue the
              -----------------
Employee in its employ, and the Employee hereby agrees to remain in the employ of the Company, for the period commencing on the Effective Date and ending on the earlier to occur of (a) the third anniversary of such date or (b) the first day of the month coinciding with or next following the Employee's Normal Retirement Date (the "Employment Period").

          4.  Terms of Employment.
              -------------------

               (a)  Position and Duties.
                    -------------------

                    (i) During the Employment Period, (A) the Employee's position (including status, offices, titles and reporting requirements) authority duties and responsibilities shall be at least commensurate in all material respects with those held, exercised and assigned at any time during the 90-day period immediately preceding the Effective Date and (B) the Employee's services shall be performed at the location where the Employee was employed immediately preceding the Effective Date or any office or location less than thirty-five (35) miles from such location.

                    (ii) During the Employment Period, and excluding any periods of vacation and sick leave to which the Employee is entitled, the Employee agrees to devote reasonable attention and time during normal business hours to the business and affairs of the Company and, to the extent necessary to discharge the responsibilities assigned to the Employee hereunder, to use the Employee's reasonable best efforts to

                                       3

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perform faithfully and efficiently such responsibilities.  It is expressly understood and agreed that to the extent that any outside activities have been conducted by the Employee prior to the Effective Date, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to the Effective Date shall not thereafter be deemed to interfere with the performance of the Employee's responsibilities to the Company.

               (b)  Compensation.
                    ------------

                    (i)  Base Salary.  During the Employment Period, the
                         -----------
Employee shall receive an annual base salary ("Base Salary") at a rate at least equal to twelve times the highest monthly base salary paid or payable to the Employee by the Company during the twelve-month period immediately preceding the month in which the Effective Date occurs. During the Employment Period, the Base Salary shall be reviewed at least annually and shall be increased at any time and from time to time as shall be substantially consistent with increases in base salary awarded in the ordinary course of business to other key employees of the Company and its subsidiaries. Any increase in Base Salary shall not serve to limit or reduce any other obligation to the Employee under this Agreement. Base Salary shall not be reduced after any such increase.

                    (ii)  Annual Bonus.  In addition to Base Salary, the
                          ------------
Employee shall be eligible (but not entitled) to receive, for each fiscal year during the Employment Period, an annual bonus (an "Annual Bonus") (either pursuant to any incentive compensation plan maintained by the Company or otherwise) in cash on the same basis as in the fiscal year immediately preceding the fiscal year in which the Effective Date occurs or, if more favorable to the Employee, on the same basis as awarded at any time thereafter to other key employees of the Company and its subsidiaries.

                    (iii)  Incentive, Savings and Retirement
                           ---------------------------------
Plans.  In addition to Base Salary and Annual Bonus payable as hereinabove
- -----
provided, the Employee shall be entitled to participate during the Employment Period in all incentive, savings and retirement plans, practices, policies and programs applicable to other key employees of the Company and its subsidiaries.

          Such plans, practices, policies and programs, in the aggregate, shall provide the Employee with compensation, benefits and reward opportunities at least as favorable in the aggregate as the most favorable of such compensation, benefits and reward opportunities provided by the Company for the Employee under such plans, practices, policies and programs as in effect at any time during the 90-day period immediately

                                       4

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preceding the Effective Date or, if more favorable to the Employee, as provided at any time thereafter with respect to other key employees of the Company and its subsidiaries.

                    (iv)  Welfare Benefit Plans.  During the Employment Period,
                          ---------------------
the Employee and/or the Employee's family, as the case may be, shall be eligible for participation in and shall receive all benefits under welfare benefit plans, practices, policies and programs provided by the Company and its subsidiaries (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs), at least as favorable as the most favorable of such plans, practices, policies and programs in effect at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Employee and/or the Employee's family, as in effect at any time thereafter with respect to other key employees of the Company and its subsidiaries.

                    (v)  Expenses.  During the Employment Period, the Employee
                         --------
shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Employee in accordance with the most favorable policies, practices and procedures of the Company and its subsidiaries in effect at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Employee, as in effect at any time thereafter with respect to other key employees of the Company and its subsidiaries.

                    (vi)  Fringe Benefits.  During the Employment Period, the
                          ---------------
Employee shall be entitled to fringe benefits, including use of an automobile and payment of related expenses, in accordance with the most favorable plans, practices, programs and policies of the Company and its subsidiaries in effect at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Employee, as in effect at any time thereafter with respect to other key employees of the Company and its subsidiaries.

                    (vii)  Office and Support Staff.  During the Employment
                           ------------------------
Period, the Employee shall be entitled to an office or offices of a size and with furnishings and other appointments, and to secretarial and other assistance, at least equal to the most favorable of the foregoing provided to the Employee by the Company and its subsidiaries at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Employee, as provided at any time thereafter with respect to other key employees of the Company and its subsidiaries.

                                       5

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                    (viii)  Vacation.  During the Employment Period, the
                            --------
Employee shall be entitled to paid vacation in accordance with the most favorable plans, policies, programs and practices of the Company and its subsidiaries as in effect at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Employee, as in effect at any time thereafter with respect to other key employees of the Company and its subsidiaries.

          5.  Termination.
              -----------

               (a)  Death or Disability.  This Agreement shall terminate
                    -------------------
automatically upon the Employee's death. If the Company determines in good faith that the Disability of the Employee has occurred (pursuant to the definition of "Disability" set forth below), it may give to the Employee written notice (given in accordance with Section 12(b) hereof) of its intention to terminate the Employee's employment. In such event, the Employee's employment with the Company shall terminate effective on the 30th day after receipt of such notice by the Employee (the "Disability Effective Date"), provided that, within the 30 days after such receipt, the Employee shall not have returned to full-time performance of the Employee's duties. For purposes of this Agreement, "Disability" means disability which, at least 26 weeks after its commencement, is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Employee or the Employee's legal representative (such agreement as to acceptability not to be withheld unreasonably).

               (b)  Cause.  The Company may terminate the Employee's employment
                    -----
for "Cause." For purposes of this Agreement, "Cause" shall constitute either (i) personal dishonesty or breach of fiduciary duty involving personal profit at the expense of the Company (ii) repeated violations by the Employee of the Employee's obligations under Section 4(a) of this Agreement which are demonstrably willful and deliberate on the Employee's part and which are not remedied in a reasonable period of time after receipt of written notice from the Company or (iii) the commission of a criminal act related to the performance of duties, or the furnishing of proprietary confidential information about the Company to a competitor, or potential competitor, or third party whose interests are adverse to those of the Company; (iv) habitual intoxication by alcohol or drugs during work hours; or (v) conviction of a felony.

               (c)  Good Reason.  The Employee's employment may be terminated by
                    -----------
the Employee for Good Reason. For purposes of this Agreement, "Good Reason" means:

                   (i) the assignment to the Employee of any duties inconsistent in any respect with the Employee's position
                6
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(including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 4(a) of this Agreement, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee;

                    (ii) any failure by the Company to comply with any of the provisions of Section 4(b) of this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee;

                    (iii) the Company's requiring the Employee to be based at any office or location other than that described in Section 4(a)(i)(B) hereof, except for travel reasonably required in the performance of the Employee's responsibilities;

                    (iv) any purported termination by the Company of the Employee's employment otherwise than as expressly permitted by this Agreement; or

                    (v)  any failure by the Company to comply with and satisfy
Section 11(c) of this Agreement.

          For purposes of this Section 5(c), any good faith determination of "Good Reason" made by the Employee shall be conclusive. Anything in this Agreement to the contrary notwithstanding, a termination by the Employee for any reason during the 30-day period immediately following the first anniversary of the Effective Date shall be deemed to be a termination for Good Reason for all purposes of this Agreement.

               (d)  Notice of Termination.  Any termination by the Company for
                    ---------------------
Cause or by the Employee for Good Reason shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 12(b) of this Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Employee's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than fifteen (15) days after the giving of such notice). The failure by the Employee to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason shall not waive any right of the Employee hereunder or preclude the Employee from asserting such fact or circumstance in enforcing his rights hereunder.

               (e)  Date of Termination.  "Date of Termination" means the date
                    -------------------
of receipt of the Notice of Termination or any later date specified therein, as the case may be; provided, however,that (i) if the Employee's employment is
                 --------  -------
terminated by the Company other than for Cause or Disability, the Date of Termination shall be the date on which the Company notifies the Employee of such termination and (ii) if the Employee's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Employee or the Disability Effective Date, as the case may be.

          6.  Obligations of the Company upon Termination.
              -------------------------------------------

               (a)  Death.  If the Employee's employment is terminated by reason
                    -----
of the Employee's death, this Agreement shall terminate without further obligations to the Employee's legal representatives under this Agreement, other than those obligations accrued or earned and vested (if applicable) by the Employee as of the Date of Termination, including, for this purpose (i) the Employee's full Base Salary through the Date of Termination at the rate in effect on the Date of Termination or, if higher, at the highest rate in effect at any time from the 90-day period preceding the Effective Date through the Date of Termination (the "Highest Base Salary"), (ii) the product of the Annual Bonus paid to the Employee for the last full fiscal year and a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365 and (iii) any compensation previously deferred by the Employee (together with accrued interest thereon, if any) and not yet paid by the Company and any accrued vacation pay not yet paid by the Company (such amounts specified in clauses (i), (ii) and (iii) are hereinafter referred to as "Accrued Obligations"). All such Accrued Obligations shall be paid to the Employee's estate or beneficiary, as applicable, in a lump sum in cash within 30 days of the Date of Termination. Anything in this Agreement to the contrary notwithstanding, the Employee's family shall be entitled to receive benefits at least equal to the most favorable benefits provided by the Company and any of its subsidiaries to surviving families of employees of the Company and such subsidiaries under such plans, programs, practices and policies relating to family death benefits, if any, in accordance with the most favorable plans, programs, practices and policies of the Company and its subsidiaries in effect at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Employee and/or the Employee's family, as in effect on the date of the Employee's death with respect to other key employees of the Company and its subsidiaries and their families.

               (b)  Disability.  If the Employee's employment is terminated by
                    ----------
reason of the Employee's Disability, this Agreement shall terminate without further obligations to the Employee, other than those obligations accrued or earned and vested (if applicable) by the Employee as of the Date of Termination, including for this purpose, all Accrued Obligations. All such Accrued Obligations shall be paid to the Employee in a lump sum in cash within 30 days of the Date of Termination. Anything in this Agreement to the contrary notwithstanding, the Employee shall be entitled after the Disability Effective Date to receive disability and other benefits at least equal to the most favorable of those provided by the Company and its subsidiaries to disabled employees and/or their families in accordance with such plans, programs, practices and policies of the Company and its subsidiaries in effect at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Employee and/or the Employee's family, as in effect at any time thereafter with respect to other key employees of the Company and its subsidiaries and their families.

               (c)  Cause; Other than for Good Reason.  If the Employee's
                    ---------------------------------
employment shall be terminated for Cause, this Agreement shall terminate without further obligations to the Employee other than the obligation to pay to the Employee the Highest Base Salary through the Date of Termination plus the amount of any compensation previously deferred by the Employee (together with accrued interest thereon, if any). If the Employee terminates employment other than for Good Reason, this Agreement shall terminate without further obligations to the Employee, other than those obligations accrued or earned and vested (if applicable) by the Employee through the Date of Termination, including for this purpose, all Accrued Obligations. All such Accrued Obligations shall be paid to the Employee in a lump sum in cash within 30 days of the Date of Termination.

               (d)  Good Reason; Other Than for Cause or Disability.  If, during
                    -----------------------------------------------
the Employment Period, the Company shall terminate the Employee's employment other than for Cause, Disability, or death or if the Employee shall terminate his employment for Good Reason:

                   (i) the Company shall pay to the Employee in a lump sum in cash within 30 days after the Date of Termination the aggregate of the following amounts:

               A. to the extent not theretofore paid, the Employee's Highest Base Salary through the Date of Termination; and

               B.  the product of (x) the greater of the Annual

Bonus paid or payable (annualized for any fiscal year consisting of less than twelve full months or for which the Executive has been employed for less than twelve full months) to the Executive for the most recently completed fiscal year during the Employment Period, if any, or the average bonus (annualized for any fiscal year consisting of less than twelve full months or with respect to which the Executive has been employed by the Company for less than twelve full months) paid or payable to the Executive by the Company and its affiliated companies in respect of the three fiscal years immediately preceding the fiscal year in which the Effective Date occurs (the "Average Annual Bonus"), such greater amount being hereafter referred to as the "Highest Annual Bonus," and (y) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365;

          C. the product of (x) three and (y) the sum of (i) the Highest Base Salary and (ii) the Average Annual Bonus; and

          D. in the case of compensation previously deferred by the Employee, all amounts previously deferred (together with accrued interest thereon, if any) and not yet paid by the Company, and any accrued vacation pay not yet paid by the Company; and

               (ii) for the remainder of the Employment Period, or such longer period as any plan, program, practice or policy may provide, the Company shall continue benefits to the Employee and/or the Employee's family at least equal to those which would have been provided to them as if the Employee's employment had not been terminated, in accordance with the most favorable employee welfare benefit plans (as such term is defined in Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended) of the Company and its subsidiaries (including health insurance and life insurance) during the 90-day period immediately preceding the Effective Date or, if more favorable to the Employee, as in effect at any time thereafter with respect to other key employees and their families, and for purposes of eligibility for retiree benefits pursuant to such employee welfare benefit plans, the Employee shall be considered to have remained employed until the end of the Employment Period and to have retired on the last day of such period.

          7.  Non-exclusivity of Rights.  Nothing in this Agreement shall
              -------------------------
prevent or limit the Employee's continuing or future participation in any benefit, bonus, incentive or other plans, programs, policies or practices, provided by the Company or any of its subsidiaries and for which the Employee may qualify, nor shall anything herein limit or otherwise affect such rights as the Employee may have under any stock option, restricted stock, stock appreciation right, or other agreements with the Company or any of its subsidiaries. Amounts which are vested benefits or which the Employee is otherwise entitled to receive under any plan, policy, practice or program of the Company or any of its subsidiaries at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program provided, however, that in the event the terms of any such plan, policy, practice or program concerning the payment of benefits thereunder shall conflict with any provision of this Agreement, the terms of this Agreement shall take precedence but only if and to the extent the payment would not adversely affect the tax exempt status (if applicable) of any such plan, policy, practice or program and only if the employee agrees in writing that such payment shall be in lieu of any corresponding payment from such plan, policy, practice or program.

          8.  Full Settlement.  The Company's obligation to make the payments
              ---------------
provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Employee or others. In no event shall the Employee be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Employee under any of the provisions of this Agreement. The Company agrees to pay, to the full extent permitted by law, all legal fees and expenses which the Employee may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company or others of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof (including as a result of any contest by the Employee about the amount of any payment pursuant to Section 9 of this Agreement), plus in each case interest at the applicable Federal rate provided for in Section 7872(f)(2) of the Internal Revenue Code of 1986, as amended (the "Code").

          9.  Certain Additional Payments by the Company.
              ------------------------------------------
               (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any economic benefit or payment or distribution by the Company to or for the benefit of the Employee, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise (including, but not limited to, any economic benefit received by the Employee by reason of the acceleration of rights under the various option, restricted stock and stock appreciation right plans of the Company, but excluding any other economic benefit, which by the terms of the agreement or other document providing for such economic benefit, is expressly excluded from inclusion in the economic benefits covered by this Section 9(a)) (a "Payment"), would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Employee shall be entitled to receive an additional payment (a "Gross-Up-Payment") in an amount such that after payment by the Employee of all taxes (including any interest or penalties imposed with respect to such taxes), including any Excise Tax imposed upon the Gross-Up Payment, the Employee retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

               (b) Subject to the provisions of Section 9(c), all determinations required to be made under this Section 9, including whether a Gross-Up Payment is required and the amount of such Gross-Up Payment, shall be made by the Company's regular outside independent public accounting firm (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Employee within 15 business days of the Date of Termination, if applicable, or such earlier time as is requested by the Company . The initial Gross-Up Payment, if any, as determined pursuant to this Section 9(b), shall be paid to the Employee within 5 days of the receipt of the Accounting Firm's determination. If the Accounting Firm determines that no Excise Tax is payable by the Employee, it shall furnish the Employee with an opinion that he has substantial authority not to report any Excise Tax on his federal income tax return. Any determination by the Accounting Firm shall be binding upon the Company and the Employee. As a result of the uncertainty in the application of
Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 9(c) and the Employee thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Employee.

               (c) The Employee shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after the later of either (i) the date the Employee has actual knowledge of such claim, or (ii) ten days after the Internal Revenue Service issues to the Employee either a written report proposing imposition of the Excise Tax or a statutory notice of Deficiency with respect thereto, and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Employee shall not pay such claim prior to the expiration of the thirty-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Employee in writing prior to the expiration of such period that it desires to contest such claim, the Employee shall:

          (i) give the Company any information reasonably requested by the Company relating to such claim,

          (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

          (iii) cooperate with the Company in good faith in order effectively to contest such claim,

          (iv) permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Employee harmless, on an after-tax basis, for any Excise Tax or income tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limitation of the foregoing provisions of this Section 9(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Employee to request or accede to a request for an extension of the statute of limitations with respect only to the tax claimed, or pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Employee agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Employee to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Employee, on an interest-free basis and shall indemnify and hold the Employee harmless, on an after-tax basis, from any Excise Tax or income tax, including interest or penalties with respect thereto, imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations requested or acceded to by the Employee at the Company's request and relating to payment of taxes for the taxable year of the Employee with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Employee shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

               (d) If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 9(c), the Employee becomes entitled to receive any refund with respect to such claim, the Employee shall (subject to the Company's complying with the requirements of Section 9(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 9(c), a determination is made that the Employee shall not be entitled to any refund with respect to such claim and the Company does not notify the Employee in writing of its intent to contest such denial of refund prior to the expiration of thirty days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

               (e) In the event that any state or municipality or subdivision thereof shall subject any Payment to any special tax which shall be in addition to the generally applicable income tax imposed by such state , municipality, or subdivision with respect to receipt of such Payment, the foregoing provisions of this Section 9 shall apply, mutatis mutandis, with respect to such special tax.
                            ------- --------


               10.  Confidential Information.  The Employee shall hold in a
                    ------------------------
fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its subsidiaries, and their respective businesses, which shall have been obtained by the Employee during the Employee's employment by the Company or any of its subsidiaries and which shall not be or become public knowledge (other than by acts by the Employee or his representatives in violation of this Agreement). After termination of the Employee's employment with the Company, the Employee shall not, without the prior written consent of the Company, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provisions of this Section 10 constitute a basis for deferring or withholding any amounts otherwise payable to the Employee under this Agreement.

          11.  Successors.
               ----------

               (a) This Agreement is personal to the Employee and without the prior written consent of the Company shall not be assignable by the Employee otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Employee's legal representatives.

               (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

               (c) The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

          12.  Miscellaneous.
               --------------

               (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force and effect.

               (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

          If to the Employee:
          ------------------

          FIELD (2)


          If to the Company:
          -----------------

          Crane Co.
          100 First Stamford Place
          Stamford, CT 06902
          Attention: Secretary

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

               (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

               (d) The Company may withhold from any amounts payable under this Agreement such federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

               (e) The Employee's failure to insist upon strict compliance with any provision hereof shall not be deemed to be a waiver of such provision or any other provision thereof.

               (f) This Agreement contains the entire understanding of the Company and the Employee with respect to the subject matter hereof. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives. This Agreement is intended to revise the relationships, rights and obligations between the Company and the Employee defined by, and to replace, the Employment/Severance Agreement between the Company and the Employee dated_______, and amended ________ , ("Former Agreement") in all respects. Upon the execution of this Agreement by both parties, the Former Agreement to the extent its provisions are inconsistent with this Agreement shall be of no force and effect.

               (g) The Employee and the Company acknowledge that the employment of the Employee by the Company is "at will," and, prior to the Effective Date, may be terminated by either the Employee or the Company at any time. Upon a termination of the Employee's employment or prior to the Effective Date, there shall be no further rights under this Agreement.

          IN WITNESS WHEREOF, the Employee has hereunto set his hand and, pursuant to the authorization from its Board of Directors, the Company has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.


                                ______________________________________
                                CRANE CO.


                                By____________________________________



Attest:_____________________________
        Secretary

EXHIBIT C - Form II
                                   CRANE CO.
                        EMPLOYMENT/SEVERANCE AGREEMENT
                                (Revised 3/95)

          AGREEMENT by and between CRANE CO., a Delaware corporation (the
"Company"), and 1~ (the "Employee"), dated as of the    day of       , 1995.

          The Board of Directors of the Company (the "Board"), on the advice of its Organization and Compensation Committee, has determined that it is in the best interests of the Company and its shareholders to assure that the Company will have the continued dedication of the Employee, notwithstanding the possibility, threat, or occurrence of a Change of Control (as defined below) of the Company. The Board believes it is imperative to diminish the inevitable distraction of the Employee by virtue of the personal uncertainties and risks created by a pending or threatened Change of Control, to encourage the Employee's full attention and dedication to the Company currently and in the event of any threatened or pending Change of Control, and to provide the Employee with compensation arrangements upon a Change of Control which provide the Employee with individual financial security and which are competitive with those of other corporations and, in order to accomplish these objectives, the Board has caused the Company to enter into this Agreement.

          NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

          l.  Certain Definitions.
              -------------------

               (a) The "Effective Date" shall be the first date during the "Change of Control Period" (as defined in Section l(b)) on which a Change of Control occurs. Anything in this Agreement to the contrary notwithstanding, if the Employee's employment with the Company is terminated prior to the date on which a Change of Control occurs, and it is reasonably demonstrated that such termination (l) was at the request of a third party who has taken steps reasonably calculated to effect a Change of Control or (2) otherwise arose in connection with or anticipation of a Change of Control, then for all purposes of this Agreement the "Effective Date" shall mean the date immediately prior to the date of such termination.

               (b) The "Change of Control Period" is the period commencing on the date hereof and ending on the earlier to occur of (i) the third anniversary of such date or (ii) the first day of the month next following the Employee's normal retirement date ("Normal Retirement Date") under Crane Co.'s Pension Plan for Non Bargaining Employees effective January 1, 1985 or under that retirement plan of a subsidiary of the Company in which the Employee is a participant, or any successor retirement plan (the "Retirement Plan"); provided, however, that
                                                       --------  -------
commencing on the date one year after the date hereof, and on each annual anniversary of such date (such date and each annual anniversary thereof is hereinafter referred to as the "Renewal Date"), the Change of Control Period shall be automatically extended so as to terminate on the earlier of (x) three years from such Renewal Date or (y) the first day of the month coinciding with or next following the Employee's Normal Retirement Date, unless at least 60 days prior to the Renewal Date the Company shall give notice that the Change of Control Period shall not be so extended.

          2.  Change of Control.  For the purpose of this Agreement, a "Change
              -----------------
of Control" shall mean:

               (i) The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, but excluding, for this purpose, any such acquisition by the Company or any of its subsidiaries, or any employee benefit plan (or related trust) of the Company or its subsidiaries, or the Crane Fund, a charitable trust under the laws of the State of Illinois, or any corporation with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by substantially the same individuals and entities who were the beneficial owners, respectively, of the common stock and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be; or

               (ii) Individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
Act); or

               (iii) Approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which substantially the same individuals and entities who were the respective beneficial owners of the common stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or a complete liquidation or dissolution of the Company or of the sale or other disposition of all or substantially all of the assets of the Company.

          3.  Employment Period.  The Company hereby agrees to continue the
              -----------------
Employee in its employ, and the Employee hereby agrees to remain in the employ of the Company, for the period commencing on the Effective Date and ending on the earlier to occur of (a) the third anniversary of such date or (b) the first day of the month coinciding with or next following the Employee's Normal Retirement Date (the "Employment Period").

          4.  Terms of Employment.
              -------------------

               (a)  Position and Duties.
                    -------------------

                    (i) During the Employment Period, (A) the Employee's position (including status, offices, titles and reporting requirements) authority duties and responsibilities shall be at least commensurate in all material respects with those held, exercised and assigned at any time during the 90-day period immediately preceding the Effective Date and (B) the Employee's services shall be performed at the location where the Employee was employed immediately preceding the Effective Date or any office or location less than thirty-five (35) miles from such location.

                    (ii) During the Employment Period, and excluding any periods of vacation and sick leave to which the Employee is entitled, the Employee agrees to devote reasonable attention and time during normal business hours to the business and affairs of the Company and, to the extent necessary to discharge the responsibilities assigned to the Employee hereunder, to use the Employee's reasonable best efforts to perform faithfully and efficiently such responsibilities. It is expressly understood and agreed that to the extent that any outside activities have been conducted by the Employee prior to the Effective Date, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to the Effective Date shall not thereafter be deemed to interfere with the performance of the Employee's responsibilities to the Company.

               (b)  Compensation.
                    ------------

                    (i)  Base Salary.  During the Employment Period, the
                         -----------
Employee shall receive an annual base salary ("Base Salary") at a rate at least equal to twelve times the highest monthly base salary paid or payable to the Employee by the Company during the twelve-month period immediately preceding the month in which the Effective Date occurs. During the Employment Period, the Base Salary shall be reviewed at least annually and shall be increased at any time and from time to time as shall be substantially consistent with increases in base salary awarded in the ordinary course of business to other key employees of the Company and its subsidiaries. Any increase in Base Salary shall not serve to limit or reduce any other obligation to the Employee under this Agreement. Base Salary shall not be reduced after any such increase.

                    (ii)  Annual Bonus.  In addition to Base Salary, the
                          ------------
Employee shall be eligible (but not entitled) to receive, for each fiscal year during the Employment Period, an annual bonus (an "Annual Bonus") (either pursuant to any incentive compensation plan maintained by the Company or otherwise) in cash on the same basis as in the fiscal year immediately preceding the fiscal year in which the Effective Date occurs or, if more favorable to the Employee, on the same basis as awarded at any time thereafter to other key employees of the Company and its subsidiaries.

                    (iii)  Incentive, Savings and Retirement
                           ---------------------------------
Plans.  In addition to Base Salary and Annual Bonus payable as hereinabove
- -----
provided, the Employee shall be entitled to participate during the Employment Period in all incentive, savings and retirement plans, practices, policies and programs applicable to other key employees of the Company and its subsidiaries.

          Such plans, practices, policies and programs, in the aggregate, shall provide the Employee with compensation, benefits and reward opportunities at least as favorable in the aggregate as the most favorable of such compensation, benefits and reward opportunities provided by the Company for the Employee under such plans, practices, policies and programs as in effect at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Employee, as provided at any time thereafter with respect to other key employees of the Company and its subsidiaries.

                    (iv)  Welfare Benefit Plans.  During the Employment Period,
                          ---------------------
the Employee and/or the Employee's family, as the case may be, shall be eligible for participation in and shall receive all benefits under welfare benefit plans, practices, policies and programs provided by the Company and its subsidiaries (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs), at least as favorable as the most favorable of such plans, practices, policies and programs in effect at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Employee and/or the Employee's family, as in effect at any time thereafter with respect to other key employees of the Company and its subsidiaries.

                    (v)  Expenses.  During the Employment Period, the Employee
                         --------
shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Employee in accordance with the most favorable policies, practices and procedures of the Company and its subsidiaries in effect at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Employee, as in effect at any time thereafter with respect to other key employees of the Company and its subsidiaries.

                    (vi)  Fringe Benefits.  During the Employment Period, the
                          ---------------
Employee shall be entitled to fringe benefits, including use of an automobile and payment of related expenses, in accordance with the most favorable plans, practices, programs and policies of the Company and its subsidiaries in effect at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Employee, as in effect at any time thereafter with respect to other key employees of the Company and its subsidiaries.

                    (vii)  Office and Support Staff.  During the Employment
                           ------------------------
Period, the Employee shall be entitled to an office or offices of a size and with furnishings and other appointments, and to secretarial and other assistance, at least equal to the most favorable of the foregoing provided to the Employee by the Company and its subsidiaries at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Employee, as provided at any time thereafter with respect to other key employees of the Company and its subsidiaries.

                    (viii)  Vacation.  During the Employment Period, the
                            --------
Employee shall be entitled to paid vacation in accordance with the most favorable plans, policies, programs and practices of the Company and its subsidiaries as in effect at any time during the 90-day period immediately preceding the Effective

Date or, if more favorable to the Employee, as in effect at any time thereafter with respect to other key employees of the Company and its subsidiaries.

          5.  Termination.
              -----------

               (a)  Death or Disability.  This Agreement shall terminate
                    -------------------
automatically upon the Employee's death. If the Company determines in good faith that the Disability of the Employee has occurred (pursuant to the definition of "Disability" set forth below), it may give to the Employee written notice (given in accordance with Section 12(b) hereof) of its intention to terminate the Employee's employment. In such event, the Employee's employment with the Company shall terminate effective on the 30th day after receipt of such notice by the Employee (the "Disability Effective Date"), provided that, within the 30 days after such receipt, the Employee shall not have returned to full-time performance of the Employee's duties. For purposes of this Agreement, "Disability" means disability which, at least 26 weeks after its commencement, is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Employee or the Employee's legal representative (such agreement as to acceptability not to be withheld unreasonably).

               (b)  Cause.  The Company may terminate the Employee's employment
                    -----
for "Cause." For purposes of this Agreement, "Cause" shall constitute either (i) personal dishonesty or breach of fiduciary duty involving personal profit at the expense of the Company (ii) repeated violations by the Employee of the Employee's obligations under Section 4(a) of this Agreement which are demonstrably willful and deliberate on the Employee's part and which are not remedied in a reasonable period of time after receipt of written notice from the Company or (iii) the commission of a criminal act related to the performance of duties, or the furnishing of proprietary confidential information about the Company to a competitor, or potential competitor, or third party whose interests are adverse to those of the Company; (iv) habitual intoxication by alcohol or drugs during work hours; or (v) conviction of a felony.

               (c)  Good Reason.  The Employee's employment may be terminated
                    -----------
by the Employee for Good Reason. For purposes of this Agreement, "Good Reason" means:

                    (i) the assignment to the Employee of any duties inconsistent in any respect with the Employee's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 4(a) of this Agreement, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee;

                    (ii) any failure by the Company to comply with any of the provisions of Section 4(b) of this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee;

                    (iii) the Company's requiring the Employee to be based at any office or location other than that described in Section 4(a)(i)(B) hereof, except for travel reasonably required in the performance of the Employee's responsibilities;

                    (iv) any purported termination by the Company of the Employee's employment otherwise than as expressly permitted by this Agreement; or

                    (v)  any failure by the Company to comply with and satisfy
Section 11(c) of this Agreement.

          For purposes of this Section 5(c), any good faith determination of "Good Reason" made by the Employee shall be conclusive.

               (d)  Notice of Termination.  Any termination by the Company for
                    ---------------------
Cause or by the Employee for Good Reason shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 12(b) of this Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Employee's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than fifteen (15) days after the giving of such notice). The failure by the Employee to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason shall not waive any right of the Employee hereunder or preclude the Employee from asserting such fact or circumstance in enforcing his rights hereunder.



               (e)  Date of Termination.  "Date of Termination" means the date
                    -------------------
of receipt of the Notice of Termination or any later date specified therein, as the case may be; provided, however, that (i) if the Employee's employment is
                 --------  -------
terminated by the Company other than for Cause or Disability, the Date of

Termination shall be the date on which the Company notifies the Employee of such termination and (ii) if the Employee's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Employee or the Disability Effective Date, as the case may be.

          6.  Obligations of the Company upon Termination.
              -------------------------------------------

               (a)  Death.  If the Employee's employment is terminated by
                    -----
reason of the Employee's death, this Agreement shall terminate without further obligations to the Employee's legal representatives under this Agreement, other than those obligations accrued or earned and vested (if applicable) by the Employee as of the Date of Termination, including, for this purpose (i) the Employee's full Base Salary through the Date of Termination at the rate in effect on the Date of Termination or, if higher, at the highest rate in effect at any time from the 90-day period preceding the Effective Date through the Date of Termination (the "Highest Base Salary"), (ii) the product of the Annual Bonus paid to the Employee for the last full fiscal year and a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365 and (iii) any compensation previously deferred by the Employee (together with accrued interest thereon, if any) and not yet paid by the Company and any accrued vacation pay not yet paid by the Company (such amounts specified in clauses (i), (ii) and (iii) are hereinafter referred to as "Accrued Obligations"). All such Accrued Obligations shall be paid to the Employee's estate or beneficiary, as applicable, in a lump sum in cash within 30 days of the Date of Termination. Anything in this Agreement to the contrary notwithstanding, the Employee's family shall be entitled to receive benefits at least equal to the most favorable benefits provided by the Company and any of its subsidiaries to surviving families of employees of the Company and such subsidiaries under such plans, programs, practices and policies relating to family death benefits, if any, in accordance with the most favorable plans, programs, practices and policies of the Company and its subsidiaries in effect at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Employee and/or the Employee's family, as in effect on the date of the Employee's death with respect to other key employees of the Company and its subsidiaries and their families.



               (b)  Disability.  If the Employee's employment is terminated by
                    ----------
reason of the Employee's Disability, this Agreement shall terminate without further obligations to the Employee, other than those obligations accrued or earned and vested (if applicable) by the Employee as of the Date of Termination, including for this purpose, all Accrued Obligations. All such

Accrued Obligations shall be paid to the Employee in a lump sum in cash within 30 days of the Date of Termination. Anything in this Agreement to the contrary notwithstanding, the Employee shall be entitled after the Disability Effective Date to receive disability and other benefits at least equal to the most favorable of those provided by the Company and its subsidiaries to disabled employees and/or their families in accordance with such plans, programs, practices and policies of the Company and its subsidiaries in effect at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Employee and/or the Employee's family, as in effect at any time thereafter with respect to other key employees of the Company and its subsidiaries and their families.

               (c)  Cause; Other than for Good Reason.  If the Employee's
                    ----------------------------------
employment shall be terminated for Cause, this Agreement shall terminate without further obligations to the Employee other than the obligation to pay to the Employee the Highest Base Salary through the Date of Termination plus the amount of any compensation previously deferred by the Employee (together with accrued interest thereon, if any). If the Employee terminates employment other than for Good Reason, this Agreement shall terminate without further obligations to the Employee, other than those obligations accrued or earned and vested (if applicable) by the Employee through the Date of Termination, including for this purpose, all Accrued Obligations. All such Accrued Obligations shall be paid to the Employee in a lump sum in cash within 30 days of the Date of Termination.

               (d)  Good Reason; Other Than for Cause or Disability.  If,
                    ------------------------------------------------
during the Employment Period, the Company shall terminate the Employee's employment other than for Cause, Disability, or death or if the Employee shall terminate his employment for Good Reason:

                    (i) the Company shall pay to the Employee in a lump sum in cash within 30 days after the Date of Termination the aggregate of the following amounts:

               A. to the extent not theretofore paid, the Employee's Highest Base Salary through the Date of Termination; and




               B. the product of (x) the greater of the Annual Bonus paid or payable (annualized for any fiscal year consisting of less than twelve full months or for which the Executive has been employed for less than twelve full months) to the Executive for the most recently completed fiscal year during the Employment

Period, if any, or the average bonus (annualized for any fiscal year consisting of less than twelve full months or with respect to which the Executive has been employed by the Company for less than twelve full months) paid or payable to the Executive by the Company and its affiliated companies in respect of the three fiscal years immediately preceding the fiscal year in which the Effective Date occurs (the "Average Annual Bonus"), such greater amount being hereafter referred to as the "Highest Annual Bonus," and (y) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365;

          C. the product of (x) two and (y) the sum of (i) the Highest Base Salary and (ii) the Average Annual Bonus; and

          D. in the case of compensation previously deferred by the Employee, all amounts previously deferred (together with accrued interest thereon, if any) and not yet paid by the Company, and any accrued vacation pay not yet paid by the Company; and

               (ii) for the remainder of the Employment Period, or such longer period as any plan, program, practice or policy may provide, the Company shall continue benefits to the Employee and/or the Employee's family at least equal to those which would have been provided to them as if the Employee's employment had not been terminated, in accordance with the most favorable employee welfare benefit plans (as such term is defined in Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended) of the Company and its subsidiaries (including health insurance and life insurance) during the 90-day period immediately preceding the Effective Date or, if more favorable to the Employee, as in effect at any time thereafter with respect to other key employees and their families, and for purposes of eligibility for retiree benefits pursuant to such employee welfare benefit plans, the Employee shall be considered to have remained employed until the end of the Employment Period and to have retired on the last day of such period.

          7.  Non-exclusivity of Rights.  Nothing in this Agreement shall
              -------------------------
prevent or limit the Employee's continuing or future participation in any benefit, bonus, incentive or other plans, programs, policies or practices, provided by the Company or any of its subsidiaries and for which the Employee may qualify, nor shall anything herein limit or otherwise affect such rights as the Employee may have under any stock option, restricted stock, stock appreciation right, or other agreements with the Company or any of its subsidiaries. Amounts which are vested benefits or which the Employee is otherwise entitled to receive under any plan, policy, practice or program of the Company or any of its subsidiaries at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program provided, however, that in the event the terms of any such plan, policy, practice or program concerning the payment of benefits thereunder shall conflict with any provision of this Agreement, the terms of this Agreement shall take precedence but only if and to the extent the payment would not adversely affect the tax exempt status (if applicable) of any such plan, policy, practice or program and only if the employee agrees in writing that such payment shall be in lieu of any corresponding payment from such plan, policy, practice or program.

          8.  Full Settlement.  The Company's obligation to make the payments
              ---------------
provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Employee or others. In no event shall the Employee be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Employee under any of the provisions of this Agreement. The Company agrees to pay, to the full extent permitted by law, all legal fees and expenses which the Employee may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company or others of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof (including as a result of any contest by the Employee about the amount of any payment pursuant to Section 9 of this Agreement), plus in each case interest at the applicable Federal rate provided for in Section 7872(f)(2) of the Internal Revenue Code of 1986, as amended (the "Code").

          9.  Certain Additional Payments by the Company.
              ------------------------------------------

               (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any economic benefit or payment or distribution by the Company to or for the benefit of the Employee, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise (including, but not limited to, any economic benefit received by the Employee by reason of the acceleration of rights under the various option, restricted stock and stock appreciation right plans of the Company, but excluding any other economic benefit which by the terms of the agreement or other document providing for such economic benefit, is expressly excluded from inclusion in the economic benefits covered by this Section 9(a)) (a "Payment"), would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Employee shall be entitled to receive an additional payment (a "Gross-Up-Payment") in an amount such that after payment by the Employee of all taxes

(including any interest or penalties imposed with respect to such taxes), including any Excise Tax imposed upon the Gross-Up Payment, the Employee retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

               (b) Subject to the provisions of Section 9(c), all determinations required to be made under this Section 9, including whether a Gross-Up Payment is required and the amount of such Gross-Up Payment, shall be made by the Company's regular outside independent public accounting firm (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Employee within 15 business days of the Date of Termination, if applicable, or such earlier time as is requested by the Company . The initial Gross-Up Payment, if any, as determined pursuant to this Section 9(b), shall be paid to the Employee within 5 days of the receipt of the Accounting Firm's determination. If the Accounting Firm determines that no Excise Tax is payable by the Employee, it shall furnish the Employee with an opinion that he has substantial authority not to report any Excise Tax on his federal income tax return. Any determination by the Accounting Firm shall be binding upon the Company and the Employee. As a result of the uncertainty in the application of
Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 9(c) and the Employee thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Employee.

               (c) The Employee shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after the later of either (i) the date the Employee has actual knowledge of such claim, or (ii) ten days after the Internal Revenue Service issues to the Employee either a written report proposing imposition of the Excise Tax or a statutory notice of Deficiency with respect thereto, and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Employee shall not pay such claim prior to the expiration of the thirty-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Employee in writing prior to the expiration of such period that it desires to contest such claim, the Employee shall:

          (i) give the Company any information reasonably requested by the Company relating to such claim,

          (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

          (iii) cooperate with the Company in good faith in order effectively to contest such claim,

          (iv) permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Employee harmless, on an after-tax basis, for any Excise Tax or income tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limitation of the foregoing provisions of this Section 9(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Employee to request or accede to a request for an extension of the statute of limitations with respect only to the tax claimed, or pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Employee agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Employee to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Employee, on an interest-free basis and shall indemnify and hold the Employee harmless, on an after-tax basis, from any Excise Tax or income tax, including interest or penalties with respect thereto, imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations requested or acceded to by the Employee at the Company's request and relating to payment of taxes for the taxable year of the Employee with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Employee shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

               (d) If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 9(c), the Employee becomes entitled to receive any refund with respect to such claim, the Employee shall (subject to the Company's complying with the requirements of Section 9(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 9(c), a determination is made that the Employee shall not be entitled to any refund with respect to such claim and the Company does not notify the Employee in writing of its intent to contest such denial of refund prior to the expiration of thirty days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

               (e) In the event that any state or municipality or subdivision thereof shall subject any Payment to any special tax which shall be in addition to the generally applicable income tax imposed by such state , municipality, or subdivision with respect to receipt of such Payment, the foregoing provisions of this Section 9 shall apply, mutatis mutandis, with respect to such special tax.
                            ------- --------

               10.  Confidential Information.  The Employee shall hold in a
                    ------------------------
fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its subsidiaries, and their respective businesses, which shall have been obtained by the Employee during the Employee's employment by the Company or any of its subsidiaries and which shall not be or become public knowledge (other than by acts by the Employee or his representatives in violation of this Agreement). After termination of the Employee's employment with the Company, the Employee shall not, without the prior written consent of the Company, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provisions of this Section 10 constitute a basis for deferring or withholding any amounts otherwise payable to the Employee under this Agreement.



          11.  Successors.
               ----------

               (a) This Agreement is personal to the Employee and without the prior written consent of the Company shall not be assignable by the Employee otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Employee's legal representatives.

               (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

               (c) The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

          12.  Miscellaneous.
               --------------

               (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force and effect.

               (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

          If to the Employee:
          ------------------

          2~

          If to the Company:
          -----------------

          Crane Co.
          100 First Stamford Place
          Stamford, CT 06902
          Attention: Secretary

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

               (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

               (d) The Company may withhold from any amounts payable under this Agreement such federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

               (e) The Employee's failure to insist upon strict compliance with any provision hereof shall not be deemed to be a waiver of such provision or any other provision thereof.

               (f) This Agreement contains the entire understanding of the Company and the Employee with respect to the subject matter hereof. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives. This Agreement is intended to revise the relationships, rights and obligations between the Company and the Employee defined by, and to replace, the Employment/Severance Agreement between the Company and the Employee dated_______, and amended ________ , ("Former Agreement") in all respects. Upon the execution of this Agreement by both parties, the Former Agreement to the extent its provisions are inconsistent with this Agreement shall be of no force and effect.

               (g) The Employee and the Company acknowledge that the employment of the Employee by the Company is "at will," and, prior to the Effective Date, may be terminated by either the Employee or the Company at any time. Upon a termination of the Employee's employment or prior to the Effective Date, there shall be no further rights under this Agreement.

          IN WITNESS WHEREOF, the Employee has hereunto set his hand and, pursuant to the authorization from its Board of Directors, the Company has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.

                              ___________________________________
                              CRANE CO.


                              By_________________________________


Attest:___________________________
        Secretary